EXHIBIT 32
CERTIFICATION PURSUANT TO
18 U.S.C. 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Uventus Technologies Corp. (the "Company") on Form 10-KSB for the period ended August 31, 2008, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Richard Pak, Chief Executive and Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Richard Pak
Date: December 3, 2008	Richard Pak
Chief Executive and Financial Officer